GOODWILL & INTANGIBLE ASSETS, NET: - Future amortization of intangible assets (Details) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Estimated future amortization of intangible assets
Remainder of 2022	$ 18,210
2023	36,434
2024	34,914
2025	33,041
2026	32,735
Thereafter	33,285
Total	$ 188,619	$ 54,221